SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)    August 13, 2003

           RADIO UNICA COMMUNICATIONS CORP.
(Exact name of registrant as specified in its charter)

Delaware State or other jurisdiction of incorporation)	001-15151 (Commission File Number)	65-00856900 (IRS Employer ID Number)

8400 NW 52nd Street, Miami, Florida	33166

(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:      (305) 463-5000

(Former name or former address, if changed since last report)

Item 7.           Financial Statements and Exhibits.

(c)	Exhibit Number 99	Description Press release dated August 13, 2003.

Item 12.           Results of Operations and Financial Condition

                 On August 13, 2003, Radio Unica Communications Corp. issued a press release announcing its operating results for the quarter ended June 30, 2003. A copy of the press release is furnished hereto as Exhibit 99.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIO UNICA COMMUNICATIONS CORP. By: /s/ Manuel Borges Name: Manuel Borges Title: Vice President

Dated: August 14, 2003

EXHIBIT INDEX

Exhibit Number 99	Description Press release dated August 13, 2003.	Page